UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2026
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 22, 2026, Amalgamated Financial Corp. (the "Company") issued a press release announcing financial results for the fourth quarter, and year, ended December 31, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 7.01    Regulation FD Disclosure.

On January 22, 2026, the Company will hold an earnings conference call and webcast at 11:00 a.m. (Eastern Time) to discuss financial results for the fourth quarter, and year, ended December 31, 2025. The press release contains information about how to access the conference call and webcast. A copy of the slide presentation to be used during the earnings call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The slide presentation is also available on our website, www.amalgamatedbank.com, under the “Investor Relations” section.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 22, 2026.
99.2	Slide Presentation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer
Date: January 22, 2026